UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2019

Digerati Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-15687	74-2849995
(Commission File Number)	(IRS Employer Identification No.)

825 W. Bitters, Suite 104, San Antonio, TX	78216
(Address of Principal Executive Offices)	(Zip Code)

(210) 614-7240

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 20, 2019, T3 Communications, Inc., (“Buyer”) a Nevada corporation and a majority owned subsidiary of Digerati Technologies, Inc (the “Company”), and Nexogy Acquisition, Inc., a Florida corporation and wholly owned subsidiary of Buyer (“Acquisition Company”), entered into the Agreement and Plan of Merger (the “Merger Agreement”) with Nexogy, Inc., a Florida corporation (“Nexogy”) and provider of cloud based voice and internet services.

Under the Merger Agreement, the Acquisition Company will be merged with and into Nexogy, with Nexogy continuing as the surviving corporation and as a wholly owned subsidiary of Buyer. The Merger Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, the Buyer, by and through the Acquisition Company, will acquire all of the outstanding equity and all of the assets of Nexogy. The business combination of Buyer and Nexogy is intended to bring together two cloud communication providers serving a broad range of customers in various industries including banking, healthcare, financial services, legal, real estate, staffing and government.

The foregoing description of the Merger Agreement and the transaction contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q covering the fiscal quarter ending October 31, 2019.

Item 8.01 Other Events.

On September 24, 2019, the Company issued a press release announcing the signing of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Digerati Technologies, Inc. dated September 24, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 26, 2019	Digerati Technologies, Inc.

	By:	/s/ Antonio Estrada Jr.
Antonio Estrada Jr.,
Chief Financial Officer

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